UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 18, 2006

FOSTER WHEELER LTD

(Exact Name of Registrant as Specified in Its Charter)

Bermuda

(State or Other Jurisdiction of Incorporation)

001-31305	22-3802649

(Commission File Number)	(IRS Employer Identification No.)
Perryville Corporate Park, Clinton, New Jersey	08809-4000

(Address of Principal Executive Offices)	(Zip Code)

(908) 730-4000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02.           Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

          (b)   Resignation of a Director

          On January 16, 2006, Roger L. Heffernan delivered a resignation letter to Foster Wheeler Ltd. (the “Company”) stating that he is resigning from the Company’s Board of Directors effective January 18, 2006. Mr. Heffernan was a member of the Compensation Committee of the Board of Directors.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER LTD.

	By:	/s/ Lisa Fries Gardner
Lisa Fries Gardner
DATE: January 18, 2006		Vice President, Secretary and Chief
Governance Officer